STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	14
Beginning Date of Collection Period	20-Aug-03
End Date of Collection Period	21-Sep-03
Payment Date	22-Sep-03
Previous Payment Date	20-Aug-03

Funds Disbursement
Available Payment Amount and Skip-A-Pay Advance/Reimbursement	32,550,083.63
Principal Collections	26,973,814.54
Interest Collections (net of servicing fee and principal recoveries)	5,268,835.01
Servicing Fee	307,234.08
Principal Recoveries	200.00
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	32,550,083.63
Interest Paid to Notes	806,821.97
Principal Paid to Notes	27,337,283.74
Transferor - pursuant to 5.01 (a) (xii)	4,098,743.84
Servicing Fee	307,234.08

Balance Reconciliation

Beginning Pool Balance	737,361,787.89
Principal Collections (including repurchases)	26,973,814.54
Losses	363,469.20
Ending Pool Balance	710,024,504.15

Collateral Performance
Cash Yield (% of beginning balance)	9.07%
Loss Rate (net of principal recoveries; % of beginning balance)	0.59%
Net Yield	8.48%
Cumulative Losses (% of original pool balance)	0.14%
Delinquent Loans
One Payment Principal Balance of loans	40,106,585.43
One Payment Number of loans	373
Two Payments Principal Balance of loans	13,735,851.03
Two Payments Number of loans	113
Three+ Payments Principal Balance of loans	42,506,170.67
Three+ Payments Number of loans	403

Two+ Payments Delinquency Percentage	7.92%
Two+ Payments Rolling Average	6.88%

Mortgage Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	6,228
Number outstanding end of period	6,025
Number of REO	48
Principal Balance of REO	5,264,301.18

Overcollateralization
Begin OC Amount	135,613,946.18
OC Release Amount	0.00
Extra Principal Payment Amount	-
End OC Amount	135,613,946.18

Target OC Amount	135,613,946.18
Interim OC Amount	135,613,946.18
Interim OC Deficiency	-

Monthly Excess Cashflow	4,098,743.84
Principal Payment Amount	26,973,814.54
Principal Collections	26,973,814.54
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.00
Accrued Servicing Fee unpaid for previous Collection Periods	-

Interest Calculations
1 month LIBOR	1.11000%
Class A Formula Rate (1-mo. Libor plus 30bps)	1.41000%
Class A Note Rate	1.41000%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.76000%
Class M Note Rate	1.76000%
Available Funds Cap	8.34575%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	26.750576
2. Principal Payment per $1,000	26.010563
3. Interest Payment per $1,000	0.740013

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.41000%
2. Days in Accrual Period	33

3. Class A Interest Due	660,677.15
4. Class A Interest Paid	660,677.15
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	511,162,206.68
2. Class A Principal Due	23,221,996.51
3. Class A Principal Paid	23,221,996.51
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	487,940,210.17

7. Class A Note Principal Amount (EOP) as a % of Original Class A Note Balance	0.5465335
8. Class A Note Principal Amount as a % of the Pool Amount, EOP	0.6872160

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	26.934267
2. Principal Payment per $1,000	26.010563
3. Interest Payment per $1,000	0.923704

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.76000%
2. Days in Accrual Period	33

3. Class M Interest Due	146,144.82
4. Class M Interest Paid	146,144.82
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	90,585,635.03
2. Class M Principal Due	4,115,287.23
3. Class M Principal Paid	4,115,287.23
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	86,470,347.80

7. Class M Note Principal Amount (EOP) as a % of Original Class M Note Balance	0.5465335
8. Class M Note Principal Amount as a % of the Pool Amount, EOP	0.1217850